Lindblad Expeditions | NATIONAL GEOGRAPHIC

CAPITOL ACQUISITION II

INVESTOR PRESENTATION

MARCH 10, 2015


NATIONAL GEOGRAPHIC EXPLORER

IMPORTANT NOTICE

THIS PRESENTATION HAS BEEN PREPARED FOR USE BY CAPITOL ACQUISITION CORP. II ("CAPITOL") AND LINDBLAD EXPEDITIONS, INC. ("LINDBLAD") IN CONNECTION WITH THEIR PROPOSED BUSINESS COMBINATION. SUCH PRESENTATION MAY BE PRESENTED TO CERTAIN OF CAPITOL'S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL'S SECURITIES, IN CONNECTION WITH THE BUSINESS COMBINATION.

CAPITOL INTENDS TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAPITOL STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION (THE "SPECIAL MEETING").

STOCKHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, CAPITOL'S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH CAPITOL'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO CAPITOL'S STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAPITOL ACQUISITION CORP. II, 509 7th STREET, N.W., WASHINGTON, D.C 20004. THESE DOCUMENTS, ONCE AVAILABLE, AND CAPITOL'S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (HTTP://WWW.SEC.GOV).

LINDBLAD'S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN ARE UNAUDITED AND/OR WERE PREPARED BY LINDBLAD AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN CAPITOL'S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED TRANSACTION. CAPITOL AND LINDBLAD BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF LINDBLAD TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

NEITHER CAPITOL NOR LINDBLAD UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH LINDBLAD IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

NEITHER CAPITOL NOR LINDBLAD MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN CAPITOL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN CAPITOL.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

INVESTMENT HIGHLIGHTS

- **Premier Company in Industry** – Lindblad is a global leader in expedition cruising and extraordinary travel experiences offering captivating trips to 40+ remarkable destinations on all seven continents
- **Compelling Market Opportunity** – As individuals accumulate wealth and free time, they seek unique experiences which has led the expedition sector to some of the highest growth rates in the travel industry
- **Exclusive National Geographic Partnership** – Long term strategic alliance featuring co-branding, co-selling and curated content will be extended until December 31, 2025 in conjunction with this merger
- **Extraordinary Operating Metrics** – Lindblad enjoys industry leading daily rates in excess of $1,000 and 92% occupancy levels. Long lead time on bookings creates outstanding revenue visibility
- **Strong Financial Performance** – Greater than 20% Adjusted EBITDA CAGR and 14% revenue CAGR from 2010-2014 and EBITDA is projected to double again over the next five year period
- **Significant Growth Opportunities** – Attractive future growth opportunities enabled by the merger include new ship builds, expanded charters and potential acquisitions. At least two new vessels will be built with proceeds from the transaction
- **Visionary and Proven Management Team** – Deeply experienced management team is led by Sven-Olof Lindblad who founded the company nearly 40 years ago
- **Attractive Valuation** – Company is valued at a significant discount to comps, while Lindblad's historical and projected growth rates are meaningfully higher than industry averages



CAPITOL ACQUISITION II

EXPLORE

THE WORLD AND ALL THAT'S IN IT— AN UNPRECEDENTED MISSION



Lindblad Expeditions

NATIONAL GEOGRAPHIC™

Lindblad Expeditions and National Geographic have joined forces to further inspire the world through expedition travel. Our collaboration in exploration, research, technology and conservation will provide extraordinary travel experiences and disseminate geographic knowledge around the globe.

HERITAGE

PIONEERING ADVENTURE SINCE 1958

"IF LARS-ERIC LINDBLAD HAD LIVED IN THE YEAR 1000, HE PROBABLY WOULD HAVE SET FOOT ON THE NORTH AMERICAN CONTINENT BEFORE LEIF ERICSON. OR, TURNING EASTWARD, HE MIGHT HAVE REACHED CHINA BEFORE MARCO POLO."

– ORNITHOLOGIST ROGER TORY PETERSON, PASSPORT TO ANYWHERE



LARS-ERIC LINDBLAD

- For over 50 years, the Lindblad name has been synonymous with innovation and excellence in expedition travel and eco-tourism
- A pioneer of expedition travel, Lars-Eric Lindblad began Lindblad Travel, predecessor to Lindblad Expeditions, in 1958
- Led the first tourist expeditions to Antarctica and Galápagos in 1966-1969

HISTORY OF LINDBLAD EXPEDITIONS UNDER CURRENT PRESIDENT SVEN-OLOF LINDBLAD

- **1979** – Sven-Olof Lindblad, founds Special Expeditions (now Lindblad Expeditions)
- **1980-85** – Expands offerings to Canada, Alaska, & Baja CA
- **1997** – Begins to permanently station ship in the Galápagos
- **2004** – Signs strategic alliance with National Geographic
- **2008** – Forms Fund for Conservation and Exploration in partnership with National Geographic
- **2013** – Acquires Orion Expedition Cruises
- **2015** – Announces Merger with Capitol Acquisition Corp. II

CAPITOL ACQUISITION II

DISCOVER

40+ REMARKABLE DESTINATIONS, ALL 7 CONTINENTS


ANTARCTICA


GALAPAGOS


ARCTIC


BAJA CALIFORNIA


ALASKA


EUROPE


PERU


PATAGONIA


AMAZON


VIETNAM & CAMBODIA


CENTRAL AMERICA


PACIFIC NORTHWEST

EXPEDITIONS

EXTRAORDINARY PLACES, RENOWNED STAFF, INDELIBLE EXPERIENCES

- Destinations include the world's most charismatic geographies
- World-class team of scientists, historians and naturalists enlighten and educate guests
- Unique expedition photography program, National Geographic photographers & certified photo instructors aboard
- Deeply researched itineraries promote in-depth, active adventures and up-close encounters with wildlife, nature and culture
- Ships specially equipped for personal forays via Zodiacs, kayaks and hikes



MANAGEMENT

HIGHLY EXPERIENCED, TENURED TEAM



SVEN-OLOF LINDBLAD, FOUNDER AND PRESIDENT

- Founded Special Expeditions (now Lindblad Expeditions) in 1979
- Formed multi-faceted strategic alliance with National Geographic that combines the strengths of two pioneers in exploration and travel, with the goal of further inspiring the world through expedition travel
- Founding member of Ocean Elders - a collection of fourteen global leaders working to protect, value and celebrate the ocean
- Member of National Geographic's International Council of Advisors
- Chairman of the Lindblad-National Geographic Fund for Exploration and Conservation
- United Nations Environmental Program Global 500 Roll-of-Honor



TREY BYUS, CHIEF EXPEDITION OFFICER

- Joined Lindblad in 1993
- 20+ years of travel industry experience
- Oversees all vessel programming, itinerary development, and leads over 200 expedition staff including expedition leaders, naturalists, photographers and undersea specialists



IAN ROGERS, CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER

- Joined Lindblad in 2009
- 25+ years of hospitality and cruise experience
- Previously held senior finance roles within several divisions of Carlson Companies, Tauck World Discovery and Hyatt International



PETE MILLER, SENIOR VICE PRESIDENT, FLEET OPERATIONS

- Previously spent 27 years in the U.S. Navy as a nuclear submarine officer. Served in diverse assignments at sea and ashore, and was the Captain of the USS SPRINGFIELD (SSN-761) for three years
- Oversees the marine operation of all of Lindblad Expeditions' ships



CAPITOL ACQUISITION

TEAM AND TRACK RECORD

SUCCESS OF CAPITOL ACQUISITION I

On October 29, 2009, Capitol I, in partnership with Pine River Capital Management, created Two Harbors Investment Corp. (NYSE: "TWO") one of the premier mortgage REITs, formed to capitalize on the severe dislocation in the RMBS Market

TWO HARBORS Investment Corp. A Pine River Capital Managed Company

- ✓ 17.2% Annualized return over 5 years since closing
- ✓ Market cap grew from $119m to $4.4bn (including spin-off) in only 5 years
- ✓ Raised $3.3bn through 9 follow-on offerings and $321m from warrant exercise
- ✓ Spun off Silver Bay Realty Trust (NYSE: "SBY"), the first publicly traded single-family housing REIT, with an additional market cap of $580 million



MARK D. EIN, CHAIRMAN & CEO

- Founder and CEO of Capitol I
- Non-Executive Vice Chairman of Two Harbors
- Strong track record of value creation having been involved in the early stages of six companies that reached $1 billion valuation
- Serves on the board of directors of many civic, philanthropic and charitable organizations



L. DYSON DRYDEN, CFO

- Previously, Managing Director in the Global Technology, Media and Telecom investment banking group at Citi
- Prior to Citi, served as Vice President for Jefferies & Company, Inc.

NATIONAL GEOGRAPHIC

EXCLUSIVE STRATEGIC ALLIANCE

- Partnership established in 2004 based on a shared heritage and passion for exploration
- In conjunction with merger, partnership extended until December 31, 2025 and National Geographic becomes an equity partner through a 5% option
- National Geographic is exclusive to Lindblad for all ocean-going, ship-based voyages
- Co-branding relationship includes all owned expedition ships carrying the National Geographic name
- Lindblad and National Geographic closely align marketing efforts to promote expedition travel
- Expeditions feature National Geographic photographers, writers, field researchers and film crews



Lindblad Expeditions
NATIONAL GEOGRAPHIC

"We are thrilled to extend our important partnership with Lindblad Expeditions and support this transaction that will enable Lindblad and our joint offerings to significantly grow in the future. The relationship is based on shared core values which go to the core of National Geographic's mission to promote the power of exploration, science and storytelling to change the world."

— GARY E. KNELL, PRESIDENT AND CEO, NATIONAL GEOGRAPHIC SOCIETY

Lindblad Expeditions | NATIONAL GEOGRAPHIC | CAPITOL ACQUISITION II

CURRENT FLEET

INTIMATELY-SCALED EXPEDITION SHIPS

OWNED FLEET



NATIONAL GEOGRAPHIC EXPLORER | 148 GUESTS



NATIONAL GEOGRAPHIC ORION | 102 GUESTS



NATIONAL GEOGRAPHIC ENDEAVOUR | 95 GUESTS



NATIONAL GEOGRAPHIC SEA BIRD | 62 GUESTS



NATIONAL GEOGRAPHIC ISLANDER | 47 GUESTS



NATIONAL GEOGRAPHIC SEA LION | 62 GUESTS

CHARTERED FLEET



SEA CLOUD
58 GUESTS



LORD OF THE GLENS
48 GUESTS



DELFIN II | 28 GUESTS



JAHAN | 48 GUESTS

AWARD-WINNING

CONSISTENTLY INDUSTRY-HONORED

- **Condé Nast Traveler's** 2014 Readers' Poll – Top 20 Small Cruise Ships in the World, 2014
- **Condé Nast Traveler** World Savers "Doing it All" Award, 2013
- **Condé Nast Traveler** Readers' Choice Award – Top 25 Cruise Lines, 2013
- **Condé Nast Traveler** "Gold List", 2013, 2009, 2008, 2007, 2006, 2005
- **Virtuoso** "Sustainable Tourism Leadership - Supplier" Award, 2013
- **Conservation Achievement Award** for Corporate Achievement from National Wildlife Federation, 2008
- **Travel + Leisure** "World's Best" Award for Small-Ship Cruise Lines, 2013, 2012, 2011, 2010, 2009, 2008
- **Travel + Leisure** "World's Best for Families" Award for Small-Ship Cruise Lines, 2012, 2011, 2010, 2009
- **Cruise Critic** Editor's Pick Awards "Best for Adventure," 2013, 2012, 2011, 2010
- **Climate Champion Award** to Sven Lindblad by Clean Air-Cool Planet, 2009
- **National Wildlife Federation** Conservation Achievement Award for Corporate Achievement, 2008
- **Tourism for Tomorrow** "Global Tourism Business Award," 2007



TRANSACTION OVERVIEW

- Pro Forma Firm Value of $439 million
- Up to $110 million of cash projected to be available to fund expansion of fleet and other transaction expenses
- Lindblad will order two new coastal vessels shortly after closing for delivery in 2017 and 2018, and then opportunistically add additional ships through new builds or acquisitions
- Prior to closing, Lindblad expected to borrow $120 million to refinance the Company's debt and buy out certain existing shareholders
- In connection with the transaction, the founders of Capitol will make a charitable contribution of $5 million to the Lindblad Expeditions-National Geographic Joint Fund for Exploration and Conservation(1)
- Completion of the transaction is expected in May 2015

IMPLIED FIRM VALUE

($ in millions)

Shares Outstanding (in millions)(2)	47.8
Share Price	$10.00
Equity Value	**$478**
Less: Cash(3)	(159)
Plus: Debt	120
Firm Value	**$439**

Transaction Multiples	
FV/ 2015E PF Adj. EBITDA ($45 million)	9.8x
FV/ 2016E PF Adj. EBITDA ($51 million)	8.5x

SOURCES & USES

($ in millions)

Sources	
Capitol Cash	$200
Total Sources	**$200**
Uses	
Cash Consideration	$90
New Ships, Working Capital & Transaction Expenses	110
Total Uses	**$200**

POST-TRANSACTION OWNERSHIP


Sven-Olof Lindblad 29%(4)
Capitol 50%
Other Management 8%
Other Current Lindblad Shareholders 12%
Lindblad-National Geographic Fund 1%

(1) Contribution will be in the form of 500,000 shares of Capitol common stock.
(2) Fully diluted shares outstanding at $10.00 share price including all in the money management options. Excludes 1.25 million of Capitol founder's shares, which are held in escrow and vest at $13.00/share and 15.6 million warrants with a strike price of $11.50 per share.
(3) Includes incremental $5.5 million that would be received from the exercise of in the money management options.
(4) National Geographic has an option for a 5% stake from Sven-Olof Lindblad's shares at $10.00 per share.

CAPITOL ACQUISITION II

ATTRACTIVE VALUATION

SIGNIFICANT DISCOUNT TO COMPS

Firm Value / Adj. EBITDA [1]


15.0x
10.0x
5.0x
0.0x
9.8x
12.3x
8.5x
11.0x
2015E
2016E
Lindblad
Comparable Company Median

STRONG FREE CASH FLOW YIELD

2015E Adj. EBITDA - Maintenance Capex [2]


10.0%
7.5%
5.0%
2.5%
0.0%
8.5%
5.6%
Lindblad
Comparable Company Median

WELL CAPITALIZED FOR EXPANSION

Net Debt / LTM Adj. EBITDA [3]


8.0x
6.0x
4.0x
2.0x
0.0x
N/M
7.0x
4.8x
2.6x
Lindblad
NCL
RCI
CCL

ATTRACTIVE HISTORICAL & PROJECTED GROWTH RATES


2009-14E Adj. EBITDA CAGR
2015E-20E Adj. EBITDA CAGR
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
~20%+
~10%
Lindblad
Comparable Company Median (2)
Lindblad projected to 2x EBITDA by 2020

Source: Company Filings and Factset estimates.

Note: Comparable companies include CCL, RCL and NCL. CCL as of November 30, 2014. Projections based on Factset estimates.

(1) Lindblad 2016E Adjusted EBITDA excludes approximately $1.5 million of pre-marketing costs for a new vessel that is not yet delivered.

(2) Comparable company estimates based on company filings, company guidance and Factset estimates.

(3) LTM for Lindblad, RCL and NCL is as of December 31, 2014. LTM for CCL as of November 30, 2014.

CAPITOL ACQUISITION II


Lindblad Expeditions
NATIONAL GEOGRAPHIC
CAPITOL ACQUISITION II